UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 29, 2007

GeM Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-33099	84-1553046
(Commission File Number)	(IRS Employer Identification No.)

7935 Airport Pulling Road, Suite 201
Naples, FL	34109
(Address of Principal Executive Offices)	(Zip Code)

(239) 592-1816
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2007, GeM Solutions, Inc. (the “Company”, “we”, or “us”) accepted the resignation of Mark Sampson as a director and the Chief Executive Officer of the Company, effective February 1, 2007.

On January 29, 2007, we appointed John E. Baker to serve as a director and, effective February 1, 2007, as the Chief Executive Officer of the Company.  A description of Mr. Baker’s business experience is included in our annual report on Form 10-KSB for the period ended June 30, 2006 and is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeM Solutions, Inc.

Date: February 2, 2007	By:	/s/ John E. Baker
John E. Baker
Chief Executive Officer